UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEUDLE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On April 9, 2013, CME Group distributed the following notice to its shareholders.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2013.

Meeting Information
CME GROUP INC.	Meeting Type: Annual Meeting
For holders as of: March 27, 2013
Date: May 22, 2013 Time: 3:30 PM Central Time
Location: CME Auditorium 20 South Wacker Drive Chicago, IL 60606

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        CME GROUP 2012 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 8, 2013 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Shareholder Meeting Registration: To attend the CME Group annual meeting, please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the following page. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors Nine will be elected to the Board of Directors 01) Terrence A. Duffy 02) Charles P. Carey 03) Mark E. Cermak 04) Martin J. Gepsman 05) Leo Melamed	06) Joseph Niciforo 07) C.C. Odom II 08) John F. Sandner 09) Dennis A. Suskind

The Board of Directors recommends you vote “FOR” the following proposals:

2.      Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.

3.      Advisory vote on the compensation of our named executive officers.

The Board of Directors recommends you vote “AGAINST” the following proposal:

4.    Shareholder proposal regarding proxy access.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

The following communication was sent on or after April 9, 2013 to certain employees of CME Group Inc.

PROXYVOTE.COM

You received this e-mail because our records show that (1) you are an employee of CME Group Inc. who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive CME Group communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding Availability of Proxy Materials

2013 CME Group Inc. Annual Meeting of Shareholders

MEETING DATE: May 22, 2013

RECORD DATE: March 27, 2013

CUSIP NUMBER: 12572Q105

This e-mail represents all shares in the following account(s):

*** PRINT OPTIONS ARE NOT SET NO SUMMARY PROCESSING INFO WILL BE DISPLAYED ***.

CONTROL NUMBER:

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class A common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET OR BY PHONE BY 10:59 P.M. Central Time on May 21, 2013.

VOTE BY INTERNET – www.proxyvote.com

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

http://www.proxyvote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote.com, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are an employee of CME Group Inc., your PIN is
the last four digits of your Social Security number.

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the
instructions on www.proxyvote.com

Internet voting is accepted up to 10:59 p.m. (CT) on May 21, 2013.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit you voting instructions up until 10:59 p.m. Central Time on May 21, 2013.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

10-K Report

HTTP://materials.proxyvote.com/12572Q

*interactive*

Proxy Statement

HTTP://materials.proxyvote.com/12572Q

If you are an employee and were enrolled for electronic delivery by CME Group Inc. and still wish to receive hard copies of these materials, you may please choose one of the following methods to make your request:

1) By Internet: www.proxyvote.com

2) By Telephone: 1-800-579-1639

3) By E-mail: sendmaterial@proxyvote.com

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com.

(Include the original text and subject line of this message for identification purposes.)

AOL users, please highlight the entire message before clicking the reply button.

* * *

CME Group Inc. has filed with the Securities and Exchange Commission and will mail a proxy statement to our shareholders on or about April 12, 2013 containing information about the company and certain proposals to be presented to a vote of shareholders at its 2013 Annual Meeting. Shareholders of CME Group Inc. should read the proxy statement carefully because it contains important information about the proposals to be considered at the Annual Meeting, the persons soliciting proxies related to the proposals, their interests in the proposals and related matters.

Shareholders can obtain free copies of the proxy statement by contacting the Shareholder Relations and Member Services Department, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are able to obtain free copies of the proxy statement filed by CME Group Inc. with the Securities and Exchange Commission in connection with the Annual Meeting at the Securities and Exchange Commission’s Web site at www.sec.gov. In addition to the proxy statement, CME Group Inc. files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, which are also available at the Securities and Exchange Commission’s Web site at www.sec.gov.

CME Group Inc. and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of CME Group Inc.’s shareholders to approve the proposals. These individuals may have interests in the proposals. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement.